Exhibit 4.1

016570| 003590|127C|RESTRICTED||4|057-423

COMMON STOCK

PAR VALUE $0.001

Certificate Number

ZQ 000000

THIS CERTIFIES THAT

is the owner of

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND GOLDEN, CO

Shares

* * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * * * * * * * * * 6 0 0 6 2 0 * *

CUSIP XXXXXX XX X

SEE REVERSE FOR CERTAIN DEFINITIONS

FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Intrepid Potash, Inc. (hereinafter called the “Company”), transferable on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended, and the By-Laws, as amended, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>> FACSIMILE SIGNATURE TO COME COUNTERSIGNED AND REGISTERED:

COMPUTERSHARE TRUST COMPANY, N.A.

President TRANSFER AGENT AND REGISTRAR,

FACSIMILE SIGNATURE TO COME

By

Secretary AUTHORIZED SIGNATURE

INTREPID POTASH, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample MR. SAMPLE & MRS. SAMPLE &**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander MR. SAMPLE & MRS. SAMPLE David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares*** *600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares**** 600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6 00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60 * * * SIX HUNDRED THOUSAND 0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600 620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062 0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620 **Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620* *Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620** SIX HUNDRED AND TWENTY* * * Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh

Intrepid Potash, Inc.

PO BOX 43004, Providence, RI 02940-3004

MR A SAMPLE

DESIGNATION (IF ANY)

ADD 1

ADD 2

ADD 3

ADD 4

CUSIP XXXXXX XX X

Holder ID XXXXXXXXXX

Insurance Value 1,000,000.00

Number of Shares 123456

DTC 12345678 123456789012345

Certificate Numbers

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

1234567890/1234567890

Total Transaction

Num/No.

123456

Denom.

123456

Total

1234567

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—as tenants in common UNIF GIFT MIN ACT- . . . . . .. . . . .Custodian . . . . . . . . . . . . . . .

TEN ENT—as tenants by the entireties under Uniform Gifts to Minors Act . . . . . . . . . . . . .

JT TEN—as joint tenants with right of survivorship UNIF TRF MIN ACT . . . . . . . . . . .. . . . .Custodian (until age. . . ). . . . . . . . . . .

and not as tenants in common (Cust) (Minor)

under Uniform Transfers to Minors Act. . . . . . . . . .

(State)

Additional abbreviations may also be used though not in the above list.

For value received, ____________________________hereby sell, assign and transfer unto

_______________________________________________________________________________________________________________________ Shares

_______________________________________________________________________________________________________________________ Attorney

Dated: __________________________________________20__________________

Signature: ____________________________________________________________

Signature: ____________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular,

without alteration or enlargement, or any change whatever.

(Cust) (Minor)

(State)

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

.

INTREPID POTASH, INC.

THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS,

PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE

QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND

LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE ARTICLES OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE

RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS

FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE

BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPRESENTATIVES, TO GIVE

THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM

ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks,

Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED

SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.